THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                          SEGMENT DATA
                                                          ------------
                                                           (UNAUDITED)
                                                           -----------



                                       Three Months Ended                  % Change From            Nine Months Ended      % Change
                            -----------------------------------------   --------------------   --------------------------  --------
                             August 31,     August 31,       May 31,    August 31,  May 31,     August 31,     August 31,
                               2002            2001           2002         2001      2002         2002           2001
                            -----------    -----------    -----------   ---------  ---------   -----------    -----------
                                          (In thousands)                                             (In thousands)
   NET REVENUES
Capital Markets
   Institutional Equities   $   297,992    $   244,741    $   319,793     21.8%      (6.8%)     $   865,703    $   934,262    (7.3%)
   Fixed Income                 427,601        416,128        532,298      2.8%     (19.7%)       1,508,093      1,270,803    18.7%
   Investment Banking           133,932        213,458        450,850    (37.3%)    (70.3%)         726,100        489,782    48.2%
                            -----------    -----------    -----------                           -----------    -----------
  Total Capital Markets         859,525        874,327      1,302,941     (1.7%)    (34.0%)       3,099,896      2,694,847    15.0%

Global Clearing Services        186,576        192,021        186,148     (2.8%)      0.2%          560,104        623,304   (10.1%)
Wealth Management               124,037        128,027        126,701     (3.1%)     (2.1%)         373,949        406,532    (8.0%)
Other (a)                       (15,754)        10,383         (8,124)  (251.7%)    (93.9%)         (32,721)        62,520  (152.3%)
                            -----------    -----------    -----------                           -----------    -----------

      Total net revenues    $ 1,154,384    $ 1,204,758    $ 1,607,666     (4.2%)    (28.2%)     $ 4,001,228    $ 3,787,203     5.7%
                            ===========    ===========    ===========                           ===========    ===========


PRE-TAX INCOME

Capital Markets             $   257,716    $   196,028    $   561,143     31.5%     (54.1%)    $ 1,092,452    $   660,701     65.3%
Global Clearing Services         72,226         43,251         60,726     67.0%      18.9%         201,925        188,243      7.3%
Wealth Management                (3,202)         9,750          8,681   (132.8%)   (136.9%)          7,259         30,163    (75.9%)
Other (a)                       (81,536)       (44,343)      (111,098)   (83.9%)     26.6%        (263,453)      (154,628)   (70.4%)
                            -----------    -----------    -----------                          -----------    -----------
      Total pre-tax income  $   245,204    $   204,686    $   519,452     19.8%     (52.8%)    $ 1,038,183    $   724,479     43.3%
                            ===========    ===========    ===========                          ===========    ===========



(a)Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------


                                                                            Three Months Ended                     % Change From
                                                                    ---------------------------------------     --------------------
                                                                     August 31,    August 31,       May 31,     August 31,   May 31,
                                                                        2002          2001           2002          2001       2002
                                                                    ------------  ------------  ------------    ----------  --------
   (In thousands, except share and per share data)
REVENUES
    Commissions                                                     $    297,191  $    266,958  $    273,078      11.3%        8.8%
    Principal transactions                                               556,892       551,156       705,791       1.0%      (21.1%)
    Investment banking                                                   136,532       212,015       463,818     (35.6%)     (70.6%)
    Interest and dividends                                               543,653     1,233,861       584,522     (55.9%)      (7.0%)
    Other income                                                          47,129        37,815        43,195      24.6%        9.1%
                                                                    ------------  ------------  ------------
       Total revenues                                                  1,581,397     2,301,805     2,070,404     (31.3%)     (23.6%)
    Interest expense                                                     427,013     1,097,047       462,738     (61.1%)      (7.7%)
                                                                    ------------  ------------  ------------
       Revenues, net of interest expense                               1,154,384     1,204,758     1,607,666      (4.2%)     (28.2%)
                                                                    ------------  ------------  ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                                   595,616       635,034       713,569      (6.2%)     (16.5%)
    Floor brokerage, exchange and clearance fees                          56,644        41,773        48,438      35.6%       16.9%
    Communications and technology                                         90,736       112,806        93,419     (19.6%)      (2.9%)
    Occupancy                                                             35,476        40,483        37,229     (12.4%)      (4.7%)
    Advertising and market development                                    26,628        33,442        30,199     (20.4%)     (11.8%)
    Professional fees                                                     29,878        47,446        31,771     (37.0%)      (6.0%)
    Other expenses                                                        74,202        89,088       133,589     (16.7%)     (44.5%)
                                                                    ------------  ------------  ------------
       Total non-interest expenses                                       909,180     1,000,072     1,088,214      (9.1%)     (16.5%)
                                                                    ------------  ------------  ------------
    Income before provision for income taxes                             245,204       204,686       519,452      19.8%      (52.8%)
    Provision for income taxes                                            80,786        70,114       176,600      15.2%      (54.3%)
                                                                    ------------  ------------  ------------
    Net income                                                      $    164,418  $    134,572  $    342,852      22.2%      (52.0%)
                                                                    ============  ============  ============
    Net income applicable to common shares                          $    156,094  $    124,794  $    333,538      25.1%      (53.2%)
                                                                    ============  ============  ============
    Adjusted net income used for diluted earnings per share (1)     $    178,994  $    141,866  $    381,533      26.2%      (53.1%)
                                                                    ============  ============  ============
    Basic earnings per share                                        $       1.32  $       1.00  $       2.80      32.0%      (52.9%)
                                                                    ============  ============  ============
    Diluted earnings per share                                      $       1.23  $       0.95  $       2.59      29.5%      (52.5%)
                                                                    ============  ============  ============
    Weighted average common and common equivalent shares
        outstanding:
            Basic                                                    132,436,184   140,331,572   133,772,110
                                                                    ============  ============  ============
            Diluted                                                  145,895,494   149,056,301   147,592,256
                                                                    ============  ============  ============
    Cash dividends declared per common share                        $       0.15  $       0.15  $       0.15
                                                                    ============  ============  ============

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------


                                                                                Nine Months Ended            % Change
                                                                         -----------------------------       --------
                                                                           August 31,      August 31,
                                                                              2002           2001
                                                                         ------------    -------------
    (In thousands, except share and per share data)
REVENUES
    Commissions                                                          $    834,926    $     840,126         (0.6%)
    Principal transactions                                                  1,923,433        1,863,296          3.2%
    Investment banking                                                        752,244          531,729         41.5%
    Interest and dividends                                                  1,726,808        3,536,204        (51.2%)
    Other income                                                              132,534          116,008         14.2%
                                                                         ------------    -------------
       Total revenues                                                       5,369,945        6,887,363        (22.0%)
    Interest expense                                                        1,368,717        3,100,160        (55.9%)
                                                                         ------------    -------------
       Revenues, net of interest expense                                    4,001,228        3,787,203          5.7%
                                                                         ------------    -------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                      1,942,827        2,005,800         (3.1%)
    Floor brokerage, exchange and clearance fees                              144,831          118,438         22.3%
    Communications and technology                                             288,828          341,344        (15.4%)
    Occupancy                                                                 116,911          109,033          7.2%
    Advertising and market development                                         80,351          100,979        (20.4%)
    Professional fees                                                          95,473          132,727        (28.1%)
    Other expenses                                                            293,824          254,403         15.5%
                                                                         ------------    -------------
       Total non-interest expenses                                          2,963,045        3,062,724         (3.3%)
                                                                         ------------    -------------
    Income before provision for income taxes and cumulative
       effect of change in accounting principle                             1,038,183          724,479         43.3%
    Provision for income taxes                                                350,387          254,460         37.7%
                                                                         ------------    -------------
    Income before cumulative effect of change in accounting principle         687,796          470,019         46.3%
    Cumulative effect of change in accounting principle, net of tax              --             (6,273)         --
                                                                         ------------    -------------
    Net income                                                           $    687,796    $     463,746         48.3%
                                                                         ============    =============
    Net income applicable to common shares                               $    660,380    $     434,411         52.0%
                                                                         ============    =============
    Adjusted net income used for diluted earnings per share (1)          $    751,266    $     492,455         52.6%
                                                                         ============    =============
    Basic earnings per share                                             $       5.51    $        3.34 (2)     65.0%
                                                                         ============    =============
    Diluted earnings per share                                           $       5.10    $        3.20 (2)     59.4%
                                                                         ============    =============

    Weighted average common and common equivalent shares outstanding:
            Basic                                                         133,661,864      144,767,767
                                                                         ============    =============
            Diluted                                                       147,448,398      154,121,483
                                                                         ============    =============
    Cash dividends declared per common share                             $       0.45    $        0.45
                                                                         ============    =============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) Amount reflects earnings per share after the cumulative effect of a change in accounting principle. Basic earnings per share and diluted earnings per share before the cumulative effect of a change in accounting principle were $3.39 and $3.24, respectively.

                                                 THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                 SELECTED FINANCIAL INFORMATION
                                                 ------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                                           Three Months Ended
                                                                   -----------------------------------------------------------
                                                                      August 31,       May 31,    February 28,    November 30,
                                                                        2002            2002          2002            2001
                                                                   -----------------------------------------------------------
                                                                    (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                  $  1,154,384   $  1,607,666   $  1,239,178   $  1,119,832
Net income                                                         $    164,418   $    342,852   $    180,526   $    154,946
Net income applicable to common shares                             $    156,094   $    333,538   $    170,748   $    145,168
Adjusted net income used for diluted earnings per share (1)        $    178,994   $    381,533   $    190,739   $    157,118
Earnings per common share:
     Basic                                                         $       1.32   $       2.80   $       1.39   $       1.14
     Diluted                                                       $       1.23   $       2.59   $       1.29   $       1.08

Financial Ratios
----------------
Return on average common equity (annualized)                               13.3%          29.5%          15.2%          13.9%
Adjusted pre-tax profit margin (3)                                         24.0%          36.3%          24.9%          20.6%
Pre-tax profit margin (4)                                                  21.2%          32.3%          22.1%          18.7%
After-tax profit margin (5)                                                14.2%          21.3%          14.6%          13.8%
Compensation & benefits / Revenues, net of interest expense                51.6%          44.4%          51.1%          46.7%

Balance Sheet
-------------
Stockholders' equity, at period end                                $  5,954,431   $  5,963,258   $  5,760,905   $  5,628,527
Total stockholders' equity and trust issued preferred securities,
  at period end                                                    $  6,516,931   $  6,525,758   $  6,323,405   $  6,391,027
Total capital, at period end                                       $ 29,567,725   $ 31,038,949   $ 31,063,625   $ 29,820,080
Book value per common share, at period end                         $      38.10   $      37.16   $      34.95   $      33.84

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                $     32,500   $     36,700   $     34,600   $     34,300
Margin debt balances, average for period                           $     33,700   $     35,900   $     35,100   $     32,500
Customer short balances, at period end                             $     52,600   $     55,800   $     54,500   $     55,000
Customer short balances, average for period                        $     52,100   $     56,900   $     55,900   $     51,400
Stock borrowed, at period end                                      $     37,800   $     40,400   $     37,300   $     38,700
Stock borrowed, average for period                                 $     41,900   $     45,400   $     45,600   $     43,500
Free credit balances, at period end                                $     18,300   $     16,600   $     17,900   $     18,100
Free credit balances, average for period                           $     19,400   $     18,500   $     19,600   $     21,400
Assets under management, at period end                             $     23,200   $     24,800   $     25,800   $     24,200
Employees, at period end                                                 10,493         10,426         10,341         10,452
Common shares and common share equivalents outstanding,
  at period end (6)                                                 146,478,611    146,873,990    147,040,102    146,465,210
Weighted average common and common equivalent shares outstanding:
     Basic                                                          132,436,184    133,772,110    134,793,949    136,671,817
     Diluted                                                        145,895,494    147,592,256    148,115,050    145,040,061



                                                                                 Three Months Ended
                                                                   --------------------------------------------
                                                                      August 31,       May 25,     February 23,
                                                                        2001            2001           2001
                                                                   --------------------------------------------
                                                             (In thousands, except per share amounts and Other Data)

Income Statement
----------------
Revenues, net of interest expense                                  $  1,204,758   $  1,368,658   $  1,213,787
Net income                                                         $    134,572   $    169,493   $    159,681
Net income applicable to common shares                             $    124,794   $    159,715   $    149,903
Adjusted net income used for diluted earnings per share (1)        $    141,866   $    183,046   $    167,544
Earnings per common share:
     Basic                                                         $       1.00   $       1.23   $       1.11 (2)
     Diluted                                                       $       0.95   $       1.18   $       1.06 (2)

Financial Ratios
----------------
Return on average common equity (annualized)                               12.2%          15.0%          13.6%
Adjusted pre-tax profit margin (3)                                         19.5%          22.5%          23.4%
Pre-tax profit margin (4)                                                  17.0%          19.5%          20.8%
After-tax profit margin (5)                                                11.2%          12.4%          13.2%
Compensation & benefits / Revenues, net of interest expense                52.7%          53.7%          52.3%

Balance Sheet
-------------
Stockholders' equity, at period end                                $  5,148,394   $  5,534,723   $  5,621,405
Total stockholders' equity and trust issued preferred securities,
  at period end                                                    $  5,910,894   $  6,297,223   $  6,121,405
Total capital, at period end                                       $ 28,655,969   $ 27,566,286   $ 25,768,270
Book value per common share, at period end                         $      32.34   $      32.57   $      31.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                $     34,600   $     42,200   $     37,600
Margin debt balances, average for period                           $     38,300   $     37,800   $     42,000
Customer short balances, at period end                             $     53,000   $     61,400   $     53,800
Customer short balances, average for period                        $     56,200   $     55,500   $     59,100
Stock borrowed, at period end                                      $     39,300   $     45,900   $     41,400
Stock borrowed, average for period                                 $     46,100   $     45,400   $     49,300
Free credit balances, at period end                                $     20,300   $     15,900   $     17,300
Free credit balances, average for period                           $     19,700   $     17,900   $     18,300
Assets under management, at period end                             $     23,500   $     22,600   $     21,500
Employees, at period end                                                 11,147         10,855         11,298
Common shares and common share equivalents outstanding,
  at period end (6)                                                 149,669,365    156,485,942    159,125,959
Weighted average common and common equivalent shares outstanding:
     Basic                                                          140,331,572    145,455,590    149,080,028
     Diluted                                                        149,056,301    154,825,604    158,617,123



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) After the cumulative effect of a change in accounting principle.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.
(6) Represents shares used to calculate book value per common share.